301041408 v9 1 LIMITATION AGREEMENT OF DUTCH BROS INC. This LIMITATION AGREEMENT (as it may be amended and/or restated from time to time in accordance with the terms hereof, this “Agreement”) is entered as of May 16, 2024 (the “Effective Date”), by and among Dutch Bros Inc., a Delaware corporation (the “Company”) and the entities listed on Exhibit A hereto (together with their respective Permitted Transferees (as defined below), the “Founder Entities”). RECITALS WHEREAS, the Founder Entities hold shares of the Company’s Class A common stock, par value $0.00001 per share (the “Class A Common Stock”), and the Company’s Class B common stock, par value $0.00001 per share (the “Class B Common Stock”); WHEREAS, the Company’s Amended and Restated Certificate of Incorporation (as may be amended and/or restated from time to time, the “Charter”) provides that, subject to the limitations set forth in the Charter, each holder of shares of Class A Common Stock is entitled to one vote for each share thereof held and the each holder of shares of Class B Common Stock is entitled to ten votes for each share thereof held, subject to the terms and conditions of the Charter; and WHEREAS, the Company and the Founder Entities desire to set forth their agreement regarding certain limitations on the voting power of the shares of capital stock of the Company held by the Founder Entities and the surrender and forfeiture of shares of Class B Common Stock by the Founder Entities in connection therewith. NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Founder Entities hereby agree as follows: ARTICLE I DEFINITIONS SECTION 1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings: “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person; provided that the Company and its subsidiaries shall not be deemed to be Affiliates of the Founder Entities. “Business Day” means any day, other than a Saturday, Sunday or any other day on which commercial banks located in the State of New York are authorized or obligated by law or executive order to close. “Common Stock” means, collectively, the Class A Common Stock and the Class B Common Stock and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization. “Final Date” shall have the meaning set forth in the Charter. “OpCo LLC Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of Dutch Mafia LLC, a Delaware limited liability company, as such agreement may be further amended, restated, supplemented and/or otherwise modified from time to time. “Necessary Action” means, with respect to a specified result, all actions necessary to cause such result, including (i) voting or providing a written consent or proxy with respect to the Common Stock, (ii) executing Exhibit 10.3

301041408 v9 2 agreements and instruments, and (iii) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result. “Permitted Transferee” shall have the meaning set forth in the Charter. “Person” means an individual or a corporation, partnership, limited liability company, trust, unincorporated organization, association or other entity. SECTION 1.2 Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (b) The words “hereof,” “herein,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and any subsection and section references are to this Agreement unless otherwise specified. (c) The term “including” is not limiting and means “including without limitation.” (d) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement. (e) Whenever the context requires, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms. ARTICLE II AGREEMENT SECTION 2.1 Founder Entity Voting Limitations and Class B Common Stock Surrenders. For so long as the number of votes per share of Class B Common Stock held by any Founder Entity exceeds one vote per share pursuant to the terms of the Charter, each of the Founder Entities hereby automatically, unconditionally and irrevocably forfeits and surrenders to the Company, from time to time as necessary, that number of shares of Class B Common Stock held by such Founder Entity as is necessary to ensure that, at all times following the Effective Date, such Founder Entity does not individually own 50% or more of the total combined voting power of all classes of stock of the Company entitled to vote at any time, taking into account, in each case, the total combined voting power of all classes of stock of the Company held by such Founder Entity and the total outstanding voting power of all classes of stock of the Company. In the event the Company or a Founder Entity believes that any shares of Class B Common Stock have been surrendered and forfeited under the preceding sentence, the Company or the Founder Entity, as applicable, shall provide to the other a written explanation of the circumstances giving rise to such surrender and forfeiture, with any difference of opinion resolved by the Company’s public accounting firm after considering the views of both the Company and the applicable Founder Entity. An automatic surrender and forfeiture determined under the prior two sentences shall be documented by a share surrender agreement in a form similar to that certain Share Surrender Agreement entered into on the date hereof among the Company, the Founder Entities and the other parties thereto (the “Share Surrender Agreement”). Each Founder Entity (a) covenants to enter into a share surrender agreement in a form similar to the Share Surrender Agreement to memorialize any such surrender and forfeiture of Class B Common Stock, with such share surrender agreement effective as of the date of the applicable surrender and forfeiture, (b) hereby consents to the Company updating its books and records to reflect any such automatic surrender and forfeiture and (c) covenants to take any Necessary Action to memorialize any automatic surrender and forfeiture of Class B Common Stock required by this Section 2.1. SECTION 2.2 Advance Notice of Exchanges. Each of the Founder Entities covenants to provide the Company and the other Founder Entities with advance written notice (each an “Exchange Notice”) of such Founder Entity’s intent to effect the redemption or exchange of Class A common units of Dutch Mafia, LLC for an equal

301041408 v9 3 number of shares of Class A Common Stock pursuant to the provisions of Article XII of the OpCo LLC Agreement at least ten Business Days prior to the proposed date of such exchange. ARTICLE III REPRESENTATIONS AND WARRANTIES Each of the parties to this Agreement hereby represents and warrants to each other party to this Agreement that as of the date such party executes this Agreement: SECTION 3.1 Existence; Authority; Enforceability. Such party has the power and authority to enter into this Agreement and to carry out its obligations hereunder. Such party is duly organized and validly existing under the laws of its jurisdiction of organization, and the execution of this Agreement, and the consummation of the transactions contemplated herein, have been authorized by all necessary action on the part of its board of directors (or equivalent) and stockholders (or other holders of equity interests), if required, and no other act or proceeding on its part is necessary to authorize the execution of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms. SECTION 3.2 Absence of Conflicts. The execution and delivery by such party of this Agreement and the performance of its obligations hereunder does not and will not (a) conflict with, or result in the breach of any provision of the constitutive documents of such party, (b) result in any violation, breach, conflict, default or an event of default (or an event which with notice, lapse of time, or both, would constitute a default or an event of default), or give rise to any right of acceleration or termination or any additional payment obligation, under the terms of any contract, agreement or permit to which such party is a party or by which such party’s assets or operations are bound or affected, or (c) violate any law applicable to such party. SECTION 3.3 Consents. Other than as expressly required herein or any consents which have already been obtained, no consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such party in connection with (a) the execution, delivery or performance of this Agreement or (b) the consummation of any of the transactions contemplated herein. ARTICLE IV MISCELLANEOUS SECTION 4.1 Termination. This Agreement shall terminate on upon the earlier of: (a) the Final Date (as defined in the Charter) automatically (without any action by any party hereto) and (b) the written consent of the parties hereto (which consent shall not be unreasonably withheld or delayed). Nothing herein shall relieve any Founder Entity from any liability for the breach of any of the agreements set forth in this Agreement and Section 4.11 shall survive any termination of this Agreement. SECTION 4.2 Amendments; Waivers. Except as otherwise provided herein, no termination modification, amendment or waiver of any provision of this Agreement shall be effective without the approval of the Company and the Founder Entities. Notwithstanding the foregoing, the consent of the Founder Entities shall not be required for the Company to amend Exhibit A of this Agreement to include any Permitted Transferee who becomes a party to this Agreement as a Founder Entity pursuant to Section 4.3(a) but failure to update Exhibit A shall not negate such Permitted Entity’s obligations pursuant to this Agreement. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. SECTION 4.3 Assignment; Benefit. (a) In the event of a transfer of shares of Class B Common Stock to a Permitted Transferee, as a condition to the effectiveness of such transfer, the Founder Entities shall require such Permitted Transferee to

301041408 v9 4 become a party to this Agreement by delivering a counterpart signature page to this Agreement agreeing to be bound by and subject to the terms of this Agreement as a Founder Entity hereunder. Except the assignment of rights and obligations hereunder to a Permitted Transferee, no party shall assign or otherwise transfer any of its rights, or delegate or otherwise transfer any of its obligations or performance, under this Agreement, in each case whether voluntarily, involuntarily, by operation of law or otherwise, without the prior written consent of the Company hereto, which shall not be unreasonably withheld or delayed (which consent may be conditioned upon the Transferee becoming a party to this Agreement by delivering a counterpart signature page to this Agreement agreeing to be bound by and subject to the terms of this Agreement as a Founder Entity hereunder). Any attempted assignment of rights or obligations in violation of this Section 4.3 shall be null and void. (b) This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto, and their respective successors and permitted assigns. SECTION 4.4 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by e-mail or confirmed facsimile if sent during normal business hours of the recipient, and, if not, then on the next Business Day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to such party’s address as set forth below or at such other address as the party shall have furnished to each other party in writing in accordance with this provision: If to the Company, to: Dutch Bros Inc. 110 SW 4th Street Grants Pass, OR 97526 Email: legal@dutchbros.com Attn: Legal with a copy (which shall not constitute notice) to: Cooley LLP 3175 Hanover Street Palo Alto, CA 94304 Fax: (650) 843-5000 Email: ejensen@cooley.com Attn: Eric Jensen and, solely with respect to Exchange Notices, to: KPMG LLP 1225 SW 17th Street STE 800 Denver, CO 80202 Email: mgregson@kpmg.com; jjwall@kpmg.com Attn: Jarod Wall & Matt Gregson If to a Founder Entity to: c/o Travis Boersma [●] [●] with a copy (which shall not constitute notice) to:

301041408 v9 5 McDermott Will & Emery LLP 500 North Capital Street, NW Washington, DC 20001-1531 Email: tconaghan@mwe.com and nkawashima@mwe.com Attn: Thomas Conaghan and Neil Kawashima SECTION 4.5 Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder. SECTION 4.6 Entire Agreement. Except as otherwise expressly set forth herein, this Agreement sets forth the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way. SECTION 4.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under this Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative. SECTION 4.8 Governing Law; Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF DELAWARE REGARDLESS OF THE LAW THAT MIGHT BE APPLIED UNDER PRINCIPLES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. NO SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY COURT OR BEFORE ANY SIMILAR AUTHORITY OTHER THAN IN A COURT OF COMPETENT JURISDICTION IN THE STATE OF DELAWARE, AND THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF SUCH SUIT, PROCEEDING OR JUDGMENT. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE HAD TO BRING SUCH AN ACTION IN ANY OTHER COURT, DOMESTIC OR FOREIGN, OR BEFORE ANY SIMILAR DOMESTIC OR FOREIGN AUTHORITY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING IN RELATION TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN. SECTION 4.9 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. SECTION 4.10 Enforcement. Each party hereto acknowledges that money damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

301041408 v9 6 SECTION 4.11 No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, the Founder Entities covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against the Company, any current or future director, officer, employee, general or limited partner or member of the Company or any of its Affiliates or any assignee of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, employee, general or limited partner or member of the Company or any of its Affiliates or any assignee of the foregoing, as such for any obligation of the Company under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation. SECTION 4.12 Counterparts. This Agreement may be executed in any number of separate counterparts each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement. Counterpart signature pages to this Agreement may be delivered by facsimile or electronic delivery (i.e., by email of a PDF signature page) and each such counterpart signature page will constitute an original for all purposes. [Signature pages follow]

301041408 v9 [SIGNATURE PAGE TO LIMITATION AGREEMENT] IN WITNESS WHEREOF, the parties hereto have executed this Limitation Agreement as of the date first set forth above. Dutch Bros Inc. By: /s/ Christine Barone Name: Christine Barone Title: Chief Executive Officer and President

301041408 v9 Exhibit A DMI Holdco, LLC DM Individual Aggregator, LLC DM Trust Aggregator, LLC